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                                                                    Exhibit 23.3


                         Consent of Independent Auditors

         We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the prospectus.

CITRIN COOPERMAN & COMPANY, LLP

New York, New York
April 7, 2000